Exhibit 10.3

SECOND OMNIBUS AMENDMENT+

August 31, 2016

This SECOND OMNIBUS AMENDMENT, dated and effective as of the date specified above (this “Amendment”), is by and among Enova International, Inc. (“the Seller”), Enova Finance 5, LLC (the “Purchaser”), EFR 2016-1, LLC (the “Issuer”) and Bankers Trust Company, in its capacity as indenture trustee and securities intermediary (the “Indenture Trustee”).  Whenever used in this Amendment and unless the context requires a different meaning, capitalized terms used herein and not otherwise expressly defined herein shall have the meanings assigned to such terms in Part I of Appendix A to the Indenture dated as of January 15, 2016 by and between the Issuer and the Indenture Trustee (as amended, restated, supplemented or otherwise modified, the “Indenture”).

WHEREAS, the Issuer and the Indenture Trustee desire to amend the Indenture in certain respects;

WHEREAS, the Seller, the Purchaser and the Indenture Trustee desire to amend the Receivables Purchase Agreement in certain respects; and

WHEREAS, all of the Variable Funding Note Noteholders and all of the Note Owners (the “Consenting Investors”) have executed consents (the “Investor Consents”) to this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendment to Indenture.

i.	Article XI of the Indenture is hereby amended by adding a new Section 11.15 at the end thereof as follows:

“Section 11.15 Modification of Bank Originator Sale Agreements.  The Issuer shall ensure that no Bank Originator Sale Agreement (including, without limitation, the Republic Loan Purchase Agreement) is amended, restated, or otherwise modified, without the consent of the Indenture Trustee (at the direction of the Majority Holders), except that, following the delivery by the Issuer, Enova, and the Originators to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer, Enova, and the Originators reasonably believe that such amendment will not have a Material Adverse Effect and is not reasonably expected to have a Material Adverse Effect at any time in the future, any Bank Originator Sale Agreement may be amended for any of the following purposes:

+	Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Securities and Exchange Commission.

***	Indicates confidential material redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the redacted material.

(a) to add to the covenants of Enova, the Originators, and the Bank Originators or to surrender any right or power herein conferred upon Enova, the Originators, and the Bank Originators, for the benefit of the Holders of the Notes (and if such covenants or the surrender of such right or power are to be for the benefit of less than all Notes, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of one or more specified Notes);

(b) to cure any ambiguity, to correct or supplement any provision therein which may be inconsistent with any other provision therein; or

(c) to qualify for sale treatment of the transactions contemplated by such Bank Originator Sale Agreement under generally accepted accounting principles;

provided, however, that a Bank Originator Sale Agreement may be amended, restated or otherwise modified for any other purpose without the consent of the Indenture Trustee (at the direction of the Majority Holders) if (i) such amendment, restatement or modification does not affect any of the Receivables owned by the Issuer and (ii) the Issuer does not acquire any Receivables originated pursuant to such amended, restated, or otherwise modified Bank Originator Sale Agreement on or after the effective date of such amendment.”

ii.	The definition of “Investment Pool Cumulative Net Loss Trigger” in Part I of Appendix A to the Indenture is hereby amended and restated as follows:

““Investment Pool Cumulative Net Loss Trigger” shall occur with respect to a Collection Period and a Term Note Investment Pool in the event that the Investment Pool Cumulative Net Loss Ratio for such Term Note Investment Pool on the last day of the Collection Period set forth below is greater than the corresponding Trigger Level set forth below; provided, however, that Collection Period 1 for the Term Note Investment Pool for which the Conversion Date was May 31, 2016 (i.e., Term Note A4 (CUSIP 26845H9) and Term Note B4 (CUSIP 26845H AJ5)) shall be the month of May, 2016, and the subsequent Collection Periods for such Term Note Investment Pool shall follow sequentially:

Collection Period of Term Note Investment Pool	Trigger Level for Initial Term Note Investment Pool Cumulative Net Loss Ratio	Trigger Level for Term Note A Investment Pool Cumulative Net Loss Ratio	Trigger Level for Term Note B Investment Pool Cumulative Net Loss Ratio
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iii.	The definition of “Republic Bank” is hereby added in the correct alphabetical order in Part I of Appendix A to the Indenture as follows:

““Republic Bank” shall mean Republic Bank & Trust Company.”

iv.	The definition of “Republic Loan Purchase Agreement” is hereby added in the correct alphabetical order in Part I of Appendix A to the Indenture as follows:

““Republic Loan Purchase Agreement” shall mean the Loan Purchase Agreement, dated as of February 15, 2016, by and between Republic Bank and NetCredit Finance, LLC.”

2.Amendment to Receivables Purchase Agreement.

i.	Appendix A of the Receivables Purchase Agreement is hereby amended by:

(i) amending and restating Eligibility Criterion 17 as follows: “At the time of the origination of the Receivable, the Obligor is residing in either: (a) to the extent originated by an Originator that is not a Bank Originator, *** or any other jurisdiction approved by the Majority Holders in writing; or (b) to the extent originated by a Bank Originator in connection with the Republic Loan Purchase Agreement, *** or any other jurisdiction approved by the Majority Holders in writing;”.

3.Confirmations with respect to Republic Bank and Republic Loan Purchase Agreement.  Pursuant to the Investor Consents and as required by Section 4.15 of the Transfer Agreement and Section 6.14 of the Receivables Purchase Agreement, the Majority Holders have confirmed that:

(a)	Republic Bank constitutes a Bank Originator that is reasonably acceptable to the Majority Holders; and
(b)	the Republic Loan Purchase Agreement constitutes a Bank Originator Sale Agreement that is reasonably acceptable to the Majority Holders.

4.Concurrent Deliveries.  In conjunction with the execution and delivery of this Amendment, NetCredit Finance, LLC and the Seller shall execute and deliver a joinder agreement in the form attached as Exhibit B to the Transfer Agreement, whereupon NetCredit Finance, LLC shall become an Originator.

5.Reference to and Effect Upon the Transaction Documents.  Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Transaction Documents, and all rights of the parties thereto and all of the obligations under the Transaction Documents, shall remain in full force and effect.

6.GOVERNING LAW.  THIS AMENDMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

7.Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  Signatures of the parties hereto transmitted by facsimile or by electronic media or similar means shall be deemed to be their original signature for all purposes.

8.Severability.  The invalidity, illegality, or unenforceability of any provision in or obligation under this Amendment in any jurisdiction shall not affect or impair the validity,

legality, or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction.  If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; provided that if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Amendment in all other respects shall remain valid and enforceable.

9.Further Assurances.  The parties hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

10.Headings.  The headings of this Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this Amendment.

11.Consent to Amendment.  The Indenture Trustee hereby certifies, as of the date hereof, that:

(i)pursuant to Section 4.04(m) of the Indenture, the Indenture Trustee is the Note Registrar for the Registered Notes;

(ii)as of the date hereof, there are no more than ten separate Variable Funding Note Noteholders registered in the Note Register and no more than ten separate Term Note Owners (including for such purpose the maximum number of Term Note Partners (as defined in the Certificate of Term Note Owner)) listed in the register of Note Interests maintained by the Indenture Trustee pursuant to Section 4.04(n) of the Indenture; and

(iii)the Consenting Investors hold in the aggregate all of the Outstanding Principal Amount of all Outstanding Notes.

The parties hereto acknowledge that, in making the certifications in the foregoing clauses (ii) and (iii), the Indenture Trustee has relied solely and exclusively (without any duty to make further inquiry, including any duty to inquire whether a holder holds for the account of one or more other persons) on (A) the Certificates of Variable Funding Note Noteholders and Certificates of Term Note Owners received by it pursuant to the terms of the Indenture and as contemplated therein and (B) the Investor Consents.

[Remainder of Page Intentionally Left Blank; Signature Pages Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on September 12, 2016 and effective as of the date first written above.

ENOVA INTERNATIONAL, INC.

By: /s/ Steven E. Cunningham

Name:   Steven E. Cunningham

Title:     EVP & CFO

ENOVA FINANCE 5, LLC

By: /s/ Lisa M. Young

Name:   Lisa M. Young

Title:     Vice President

EFR 2016-1, LLC

By: /s/ Lisa M. Young

Name:   Lisa M. Young

Title:     Vice President

Signature Page to Second Omnibus Amendment (Enova)

BANKERS TRUST COMPANY, as Indenture Trustee and not in its individual capacity

By:/s/ Minda Barr

Name:   Minda Barr

Title:     Vice President

BANKERS TRUST COMPANY, as Securities Intermediary and not in its individual capacity

By:/s/ Minda Barr

Name:   Minda Barr

Title:     Vice President

Signature Page to Second Omnibus Amendment (Enova)